SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


              Filed by the Registrant [X]
     Filed by a Party other than the Registrant [  ]

     Check the appropriate box:

              [ ] Preliminary Proxy Statement
              [ ] Confidential, for Use of the Commission Only (as permitted by
                  Rule 14a-6(e) (2)
              [X] Definitive Proxy Statement
              [ ] Definitive Additional Materials
              [ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or
                  ss. 240.14a-12


                              PHOENIX-EUCLID FUNDS
--------------------------------------------------------------------------------



                (Name of Registrant as Specified in its Charter)
                               Pamela S. Sinofsky
                      c/o Phoenix Investment Partners, Ltd.
                               56 Prospect Street
                        Hartford, Connecticut 06115-0480

    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

     Payment of Filing Fee (Check appropriate box):

              [X] No fee required.

              [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
                  and 0-11.

                  1) Title of each class of securities to which transaction applies:
                  2) Aggregate number of securities to which transaction applies:
                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                  4)     Proposed maximum aggregate value of transaction:
                  5)     Total fee paid:  ___________


              [ ] Fee paid previously with preliminary materials.



              [ ] Check box if any part of the fee is offset as provided by
                  Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or and the date of its filing.



                               1)  Amount Previously Paid:
                               2)  Form, Schedule or Registration No.:
                               3)  Filing Party:
                               4)  Date Filed:

                       PHOENIX-EUCLID MARKET NEUTRAL FUND
                                   A SERIES OF
                              PHOENIX-EUCLID FUNDS

                          ----------------------------

                                900 THIRD AVENUE
                                   31ST FLOOR
                            NEW YORK, NEW YORK 10022
                                1 (800) 243-1574
                          ----------------------------


                                                                 August 24, 2000


Dear Shareholder:

     We are pleased to enclose the proxy statement for the October 12, 2000 special shareholders meeting of your Fund. Please take the time to read the proxy statement and cast your vote, because the changes are important to you as a shareholder.

We are asking shareholders to approve changing to the Fund's fundamental investment restrictions to make them similar to our other Phoenix Funds. We do not presently anticipate that these changes will have any material impact on the investment techniques employed by the Fund. We are also asking shareholders to ratify the selection of PricewaterhouseCoopers as the Fund's independent public accountants.

     The Board of Trustees believes that the proposed changes to the fundamental investment restrictions and the approval of PricewaterhouseCoopers are in the best interests of the shareholders. The Board of Trustees has unanimously recommended that shareholders approve the proposals described in the proxy statement and proxy. Should you have any questions, please feel free to call us at 1(800) 243-1574. We will be happy to answer any questions you may have.

     I URGE EACH SHAREHOLDER TO PROMPTLY MARK, SIGN AND RETURN THE ENCLOSED
PROXY.

Sincerely,




Martin E. Zweig
President

                       PHOENIX-EUCLID MARKET NEUTRAL FUND
                                  A SERIES OF
                              PHOENIX-EUCLID FUNDS

                                900 THIRD AVENUE
                                   31ST FLOOR
                            NEW YORK, NEW YORK 10022
                                1 (800) 243-1574
                            ------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 12, 2000
                            ------------------------

To The Shareholders:

     Phoenix-Euclid Funds, a Delaware business trust (the "Trust"), will hold a special meeting of shareholders of Phoenix-Euclid Market Neutral Fund (the "Fund") at the offices of Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts 01301 on October 12, 2000 at 2:00 p.m., local time, for the following purposes:

     1. To amend the fundamental investment restriction of the Fund regarding concentration.

     2. To amend the fundamental investment restriction of the Fund regarding diversification.

     3. To amend the fundamental investment restriction of the Fund regarding investing in real estate.

     4. To amend the fundamental investment restriction of the Fund regarding lending.

     5. To amend the fundamental investment restriction of the Fund regarding the issuance of senior securities.

     6. To amend the fundamental investment restriction of the Fund regarding underwriting.

     7. To amend the fundamental investment restriction of the Fund regarding investing in commodities.

     8. To amend the fundamental investment restriction of the Fund regarding borrowing.

     9. To ratify or reject the selection of PricewaterhouseCoopers LLP, independent accountants, to audit financial statements of the Fund.

     10. To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.

     You are entitled to vote at the meeting and any adjournment(s) thereof if you owned shares of the Fund at the close of business on August 14, 2000.

     Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of the following ways:


     o By telephone, with a toll-free call to the number listed on the enclosed proxy card and following the recorded instructions;

     o   By mail, with the enclosed proxy card and postage-paid envelope; or

     o   In person at the meeting.

     We encourage you to vote by telephone, using the control number that appears on your enclosed proxy card. Use of telephone voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

                PLEASE RESPOND - WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO
                AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. YOUR
                VOTE IS IMPORTANT.
                                               By Order of the Board of Trustees
                                               of Phoenix-Euclid Funds,


                                               MARC BALTUCH
                                               Secretary

                       PHOENIX-EUCLID MARKET NEUTRAL FUND
                                  A SERIES OF
                              PHOENIX-EUCLID FUNDS


                                900 THIRD AVENUE
                                   31ST FLOOR
                            NEW YORK, NEW YORK 10022
                                1 (800) 243-1574
                            ------------------------


                                 PROXY STATEMENT

                            ------------------------


                             MEETING OF SHAREHOLDERS


     This proxy statement is being furnished in connection with the solicitation by the Board of Trustees of Phoenix-Euclid Funds (the "Trust") of proxies to be used at a meeting of the shareholders of Phoenix-Euclid Market Neutral Fund (the "Fund"), and at any adjournment(s) thereof. The meeting will be held at the offices of Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts 02301 on October 12, 2000 at 2:00 p.m., local time.

     The purpose of the meeting is to consider changes to the fundamental investment restrictions of the Fund and to ratify the selection of PricewaterhouseCoopers as the independent public accountants of the Fund. Although the proposed fundamental investment restriction changes would allow the Fund to change its investment practices, for instance, through the increased ability to borrow money to make additional investments (See Proposal 8), there is no current intention to change the Fund's investment objective or principal investment strategy.

     This Proxy Statement and the enclosed form of proxy are first being mailed to shareholders on or about August 24, 2000.

VOTING INFORMATION
     Shareholders of record of the Fund at the close of business on August 14, 2000 will be entitled to vote at the meeting or at any adjournments thereof. The following table shows as of the record date, the number of shares of the Fund and the votes represented by such shares as of the record date:

--------------------------------------------------------------------------------
                                             SHARES
CLASS                                      OUTSTANDING              VOTES
--------------------------------------------------------------------------------

Class A Shares                             807,279.489          $7,951,702.96
--------------------------------------------------------------------------------
Class B Shares                           1,437,106.079         $14,083.639.57
--------------------------------------------------------------------------------
Class C Shares                             970,518.110          $9,491,667.11
--------------------------------------------------------------------------------
Class I Shares                           1,355,769.343         $13,272,981.86
--------------------------------------------------------------------------------

     Shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date) of each share owned by such shareholder on any matter on which such shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. Shareholders of the Fund will vote separately on each proposal, with all classes of the Fund voting together. The holders of thirty-three and one-third percent of the outstanding shares of the Fund entitled to vote shall constitute a quorum for the meeting. A quorum being present, the approval of each proposal by the Fund requires the vote of the lesser of (i) 67% or more of the eligible votes of the Fund present at the meeting if more than 50% of the eligible votes of the Fund are present in person or by proxy or (ii) more than 50% of the eligible votes of the Fund. For purposes of this proxy statement, the Investment Company Act of 1940, as amended (the "1940 Act") includes rules and regulations of the SEC issued under that Act.

     For purposes of determining the presence of a quorum for transacting business at the meeting and for determining whether sufficient votes have been received for approval of the proposals to be acted upon at the meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist each Fund in obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposals.

     If either (a) a quorum is not present at the meeting or (b) a quorum is present but sufficient votes in favor of one or more of the proposals have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting without further notice to shareholders to permit further solicitation of proxies provided such persons determine, after consideration of all relevant factors, including the nature of the proposals, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. When voting for a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each proposal, unless directed to vote against the proposal, in which case such shares will be voted against the proposed adjournment with respect to that proposal.

     The meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present. If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than sixty (60) days from the date set for the original meeting, in which case the Trustees shall set a new record date. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to any one or more of the proposals, the shares will be voted in favor of each of the proposals for which instructions were not given. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the meeting.

REVOCATION OF PROXIES
     Any shareholder who has given a proxy has the right to revoke the proxy any time prior to its exercise

     o by written notice of the proxy's revocation to the Secretary of the Trust at the above address prior to the meeting;

     o by the subsequent execution and return of another proxy prior to the meeting;

     o   by submitting a subsequent telephone vote; or

     o by being present and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

SOLICITATION OF PROXIES
     In addition to the solicitation of proxies by mail, officers and employees of Phoenix Investment Partners, Ltd. or its affiliates, may solicit proxies personally or by telephone or telegram. The Trust intends to use one or more outside proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by the Funds for their reasonable expenses in sending proxy material to beneficial owners of shares of the Funds. The cost of the solicitation of proxies will be borne by Phoenix Investment Partners, Ltd. D.F. King and Co., Inc., a proxy solicitation firm, has been engaged by the Trust to act as solicitor and will receive fees estimated at 5,000.00, plus reimbursement of out-of-pocket expenses.

     If a shareholder wishes to participate in the meeting, but does not wish to authorize the execution of a proxy by telephone, the shareholder may still submit the proxy form included with this proxy statement or attend the meeting in person.

SHARES OWNED BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth information as of July 25, 2000 with respect to each person who beneficially owns 5% or more of any class of a Fund's equity securities.

NAME OF SHAREHOLDER                                 CLASS                PERCENTAGE OF CLASS         NUMBER OF SHARES
-------------------                           -------------------      -----------------------       ----------------
MLPF&S                                             Class A                       7.06%                   57,414.062
For the Sole Benefit of its Customers
Attn:  Fund Administration 977T2
4800 Deer Lake Drive East, FL 2
Jacksonville, FL  32246-6484

Charles Schwab & Co., Inc.                         Class A                       9.10%                   74,043.725
Special Custody Acct for the
Benefit of Customers
101 Montgomery Street
San Francisco, CA  94104-4122

MLPF&S                                             Class B                      23.62%                  361,261.434
For the Sole Benefit of its Customer               Class C                      10.90%                  108,338.909
Attn:  Fund Administration 975Y4
4800 Deer Lake Drive East, FL 2
Jacksonville, FL  32246-6484

Union Bank Trust Nominee                           Class C                      17.95%                  178,434.833
FBO OLT Pension - #30168611
P.O. Box 85484
San Diego, CA  92186-5484

Martin E. Zweig & Jeffrey Perry TTEE               Class I                       5.60%                   77,153.569
Zweig-Dimenna Associates Inc.
Retirement Trust MPP DTD 01/01/99
Attn:  Michael Link
900 3rd Avenue, FL 31
New York, NY  10022-4728

Martin E. Zweig                                    Class I                      13.06%                  179,866.471
C/O Zweig Companies
900 3rd Avenue
New York, NY  10022-4728

The Loomis Institute                               Class I                      20.84%                  287,104.176
Christopher Wejchert CFO
4 Batchelder Road
Windsor, CT 06095-3031

Mollie F. Zweig                                    Class I                      45.68%                  629,178.801
625 Park Avenue
New York, NY  10021-6545

Raymond Larsen                                     Class I                      11.00%                  151,573.379
7914 Fisher Island Drive
Fisher Island, FL  33109-0993

     As of July 25, 2000, the Trustees and officers as a group owned 13% of the Class I Shares of the Fund and less than 1% of any other class of the Fund.

     A COPY OF THE TRUST'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS WILL BE FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON REQUEST TO PHOENIX EQUITY PLANNING CORPORATION, 100 BRIGHT MEADOW BOULEVARD, P.O. BOX 2200, ENFIELD, CONNECTICUT 06083-2200. SHAREHOLDERS MAY ALSO CALL PHOENIX EQUITY PLANNING CORPORATION TOLL-FREE AT (800) 243-4361.

REASONS FOR THE PROPOSED CHANGES IN FUNDAMENTAL INVESTMENT RESTRICTIONS (PROPOSALS 1-8)
     Proposals 1-8 contained in this proxy statement are among a series of proposed transactions in which mutual funds managed by Phoenix Investment Counsel, Inc. ("Phoenix") and its affiliates (the "Phoenix Funds") will, if not previously organized as Delaware business trusts, be reorganized as a Delaware business trust and then operate under common fundamental investment restrictions. Since the Trust already is a Delaware business trust, the changes contemplated by this proxy statement are limited to changes in the fundamental investment restrictions of the Funds. Because many of the Phoenix Funds began operations outside of the Phoenix organization, they have different fundamental investment restrictions. Phoenix believes that integrating all of the Phoenix Funds by adopting a single business form and domicile and standardized fundamental investment restrictions offers the opportunity for operational efficiencies that will benefit all shareholders.

     The proposed investment restrictions are expected to become generally standard for all of the Phoenix Funds. These proposed restrictions differ in certain respects from the existing fundamental investment restrictions as described in the proposals below. Phoenix believes that increased standardization of fundamental investment restrictions will help to promote operational efficiencies and facilitate monitoring of compliance with the restrictions. Phoenix does not presently anticipate that the use of different investment restrictions will have any material impact on the investment techniques employed by the Fund.


                                   PROPOSAL 1

                 TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION
                             REGARDING CONCENTRATION

     The Board of Trustees has proposed that the shareholders approve an amendment to the fundamental investment restriction regarding industry concentration. The current fundamental investment restriction regarding industry concentration applicable to the Fund, provides that the Fund may not:

          "Purchase the securities of issuers conducting their principal business activities in the same industry if immediately after such purchase the value of the Fund's investments in such industry would be 25% or more of the value of its total assets (there is no such limitation with respect to obligations of the U.S. Government, its agencies or instrumentality's or with respect to investments in other investment companies complying with such policy)."

     If Proposal 1 is approved, this restriction will be replaced with the following fundamental investment restriction regarding industry concentration for the Fund:

          "A Fund may not purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities)."

     Phoenix believes that there is no substantive change involved in this proposal. Phoenix does not believe that the reference to the ability to invest in other investment companies is relevant to a concentration policy. The ability of the Fund to invest in other investment companies is subject to limitations under the 1940 Act.

                                   PROPOSAL 2

                 TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION
                            REGARDING DIVERSIFICATION

     The Board of Trustees has proposed that the shareholders approve an amendment to the fundamental investment restriction regarding diversification. The current fundamental investment restriction regarding diversification applicable to the Fund, provides that the Fund may not:

          "With respect to 75% of the Fund's assets, purchase the securities of any one issuer if immediately after such purchase (i) more than 5% of the value of the Fund's total assets would be invested in such issuer or (ii) the Fund would own more than 10% of the outstanding voting securities of such issuer. (Such limitations do not apply to securities issued by the U.S. Government, its agencies or instrumentality's or with respect to investments in other investment companies complying with such policy)."

     If Proposal 2 is approved, this restriction will be replaced with the following fundamental investment restriction regarding diversification:

          "A Fund may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund."

     The proposed restriction does not apply to any investments by the Fund in other investment companies, regardless of whether the other investment companies are diversified or nondiversified. For example, the 1940 Act generally limits the Fund's investment in all other unaffiliated investment companies, all or some of which may be nondiversified, to ten percent of the Fund's total assets. Phoenix does not presently anticipate that the change in this restriction will have a material impact on the investment techniques employed by the Fund.


                                   PROPOSAL 3

                 TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION
                       REGARDING INVESTING IN REAL ESTATE

     The Board of Trustees has proposed that the shareholders of the Fund approve an amendment to the fundamental investment restriction regarding investing in real estate. The current fundamental investment restriction regarding investing in real estate states that the Fund may not:

          "Invest in real estate, provided that this limitation shall not prohibit the purchase of securities issued by companies that invest in real estate or interests therein, including real estate investment trusts."

     If Proposal 3 is approved, this restriction will be replaced with the following fundamental investment restriction:

          "A Fund may not purchase or sell real estate, except that the Fund may
          (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein,
          (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities."

     The proposed restriction would clarify that the Fund is permitted to acquire or lease office space for its own use, although it is not anticipated that the Fund will do so. The proposed restriction would also permit a Fund to hold and sell real estate acquired as a result of the ownership of securities (for example as the holder of a bond in a company that had gone into bankruptcy).

                                   PROPOSAL 4

                 TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION
                                REGARDING LENDING

     The Board of Trustees has proposed that the shareholders of the Fund approve an amendment to the fundamental investment restriction regarding lending. The current fundamental investment restriction regarding lending states that the Fund may not:

          "Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities, the lending of portfolio securities (if the aggregate value of the loaned securities does not at any time exceed one-third of the total assets of the Fund), or the entry into repurchase agreements."

     If Proposal 4 is approved, this restriction will be replaced with the following fundamental investment restriction:

          "A Fund may not make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies."

     Under the current restriction on lending, the Fund is permitted to lend its portfolio securities up to one-third of its total assets. The proposed lending restriction applicable to the Fund does not contain any percentage limitation. The staff of the SEC currently limits loans of portfolio securities to one-third of a mutual fund's assets, including any collateral received from the loan. If the SEC staff were to provide greater flexibility to mutual funds to engage in securities lending in the future, the Fund would be able to take advantage of that increased flexibility. To the extent the Fund lends a greater percentage of its assets, the risks to the Fund associated with lending, such as defaults by borrowers, may also increase. The lending restriction applicable to the Fund would also permit the Fund to participate in an interfund lending program with other registered investment companies. The current restriction does not allow for interfund lending. Phoenix does not currently intend to establish an interfund lending program.


                                   PROPOSAL 5

                TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION
                  REGARDING THE ISSUANCE OF SENIOR SECURITIES

     The Board of Trustees has proposed that the shareholders of the Fund approve an amendment to the fundamental investment restriction regarding the issuance of senior securities. The current fundamental investment restriction regarding senior securities provides that the Fund may not:

          "Issue "senior securities," except as permitted under the Investment Company Act of 1940."

     If Proposal 5 is approved, this restriction will be replaced with the following fundamental investment restriction:

          "A Fund may not issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction."

     The SEC through rulemaking and exemptive orders and the SEC staff through interpretations have previously permitted mutual funds to engage in certain practices and trading activities, subject to certain limitations, that could otherwise be viewed as senior securities, including the issuance of multiple classes of shares, futures and options transactions. The new restriction applicable to the Fund provides that the Fund will be allowed to engage in these activities to the extent permitted by the SEC or the SEC staff. Since the Fund will have greater flexibility to issue senior securities, the Fund may be subject to additional costs and risks. For example, the costs of engaging in trading activities which could be viewed as senior securities can reduce a fund's total return. In addition, upon engaging in activities which could be viewed as senior securities, the Fund could experience increased risks due to the effects of leveraging.

                                   PROPOSAL 6

     TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING UNDERWRITING

     The Board of Trustees has proposed that the shareholders of the Fund approve an amendment to the fundamental investment restriction regarding underwriting. The current fundamental investment restriction regarding underwriting states that the Fund may not:

          "Act as an underwriter, except that the Fund technically may be deemed to be an underwriter in a registration under the Securities Act of 1933 to resell restricted securities."

     If Proposal 6 is approved, this restriction will be replaced with the following fundamental investment restriction:

          "A Fund may not underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law."

     Phoenix believes there is no substantive change involved in this proposal. The proposed investment restriction clarifies that a Fund would not violate the restriction if it was deemed an underwriter as a result of the sale of its portfolio securities under the Securities Act of 1933, as amended, or any other applicable law.


                                   PROPOSAL 7

                 TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION
                       REGARDING INVESTING IN COMMODITIES

     The Board of Trustees has proposed that the shareholders of the Fund approve an amendment to the fundamental investment restriction regarding commodities. The current fundamental investment restriction regarding commodities provides that the Fund may not:

          "Invest in physical commodities or commodity contracts: provided that this limitation shall not prevent the Fund from purchasing and selling futures contracts and options."

     If Proposal 7 is approved, this restriction will be replaced with the following fundamental investment restriction:

          "A Fund may not purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities currencies and physical commodities)."

     The proposed restriction offers the Fund greater flexibility in that it permits investments generally in financial derivatives as opposed to a specific listing of permitted types of derivative investments. The proposed restriction permits the Fund to purchase and sell derivatives that have a value tied to the value of a financial index, financial instrument or other asset. These derivatives include, for example, options, futures contracts and options on futures contracts. While the use of derivatives can guard against potential risks, it can eliminate some opportunities for gain. The main risk with derivatives is that some types of derivatives can amplify a gain or loss, potentially earning or losing substantially more money that the actual cost of the derivative. With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund. The Fund's ability to engage in futures contracts and options on futures is subject to applicable rules of the Commodity Futures Trading Commission ("CFTC"). Under current CFTC rules, the Fund would not be permitted to enter into a futures transactions if it would cause the aggregate amount of initial margin deposit and related option premiums for non-hedging purposes to exceed 5% of the value of its assets. The losses to the Fund resulting from entering into future transactions could exceed the amount of the initial margin deposit and related option premiums.

                                   PROPOSAL 8

       TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING BORROWING

     The Board of Trustees has proposed that the shareholders of the Fund approve a new fundamental investment restriction regarding borrowing. The current fundamental investment restriction regarding borrowing states that the Fund may not:

          "Borrow money in excess of 20% of its total assets taken at cost or at market value, whichever is lower, and then only from banks as a temporary measure for extraordinary or emergency purposes. If such borrowings exceed 5% of the Fund's total assets, the Fund will make no further investments until such borrowing is repaid. (Short sales and related borrowings of securities are not subject to these restrictions.)"

     If Proposal 8 is approved, this restriction will be replaced with the following fundamental investment restriction regarding borrowing:

          "A Fund may not borrow money, except (i) in amounts not to exceed one-third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions,
          (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing."

     The current restriction prohibits the Fund from making further investments during any time when borrowings exceed 5% of the Fund's assets. If the proposal is adopted, the Fund will have greater flexibility to leverage the Fund's assets in that the Fund will be able to borrow for any purpose up to one-third of its total assets (including the amount borrowed) from banks, plus an additional 5% of its total assets from banks or other lenders for temporary purposes. Any borrowing would exaggerate the effect on the Fund's net asset value resulting from any increase or decrease in the market price of securities in the Fund's portfolio and, therefore, may increase the volatility and risk of the Fund. Money borrowed will be subject to interest and other costs. These costs may exceed the gain on securities purchased with borrowed funds. The proposed restriction is consistent with the limitations currently imposed on borrowing by mutual funds under the 1940 Act.


                                   PROPOSAL 9

                  TO RATIFY OR REJECT THE SELECTION OF AUDITORS

     On the recommendation of the Audit Committee, the Trustees (including all of the Trustees who are not interested persons of the Fund) have selected PricewaterhouseCoopers LLP, independent accountants, to audit financial statements of the Fund filed with the Securities and Exchange Commission and other regulatory authorities. The Fund has been advised that neither such firm nor any of its partners has any financial interest in the Fund. The selection of auditors is subject to ratification or rejection by the shareholders at the meeting.

     A representative of PricewaterhouseCoopers LLP, auditors for the Fund for the fiscal year ended December 31, 1999, is not expected to be present at the meeting.

     The Fund's auditors examine the financial statements of the Fund annually, issue a report on internal controls and procedures for inclusion in Securities and Exchange Commission filings for the year, review the Fund's semi-annual financial statements and prepare or review the Fund's income tax returns.


      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND
              THAT THE SHAREHOLDERS APPROVE EACH OF THE PROPOSALS.

ADVISER, PRINCIPAL UNDERWRITER AND ADMINISTRATOR
     Euclid Advisors LLC, 900 Third Avenue, New York, New York 10022 is the investment adviser to the Fund. Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2000, serves as the Trust's underwriter and as the Trust's financial agent (administrator).

OTHER BUSINESS
     The Board of Trustees of the Trust knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Fund arise, however, the proxies will vote thereon according to their best judgment in the interests of the Fund and the shareholders of the Fund.

     The Fund does not hold annual meetings of shareholders. There will normally be no meeting of shareholders for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders wishing to submit proposals for inclusion in the proxy statement for any subsequent shareholder meeting of the Fund should send their written submissions to the principal executive offices of the Fund at 101 Munson Street, Greenfield, Massachusetts 01301.

                              PHOENIX-EUCLID FUNDS
                                900 THIRD AVENUE
                                   31ST FLOOR
                            NEW YORK, NEW YORK 10022

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 12, 2000

                       PHOENIX-EUCLID MARKET NEUTRAL FUND

                                      PROXY


     The undersigned shareholder of Phoenix-Euclid Market Neutral Fund (the "Fund"), a series of Phoenix-Euclid Funds (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes Martin E. Zweig and Pamela S. Sinofsky, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on October 12, 2000 at the offices of Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

     To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

     This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  TRUSTEES OF THE TRUST WHICH RECOMMENDS A VOTE
                           "FOR" EACH OF THE PROPOSALS

                                                                 ACCOUNT NUMBER:

                                                                         SHARES:

                                                                    CONTROL NO.:


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                      DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON PROPOSALS FOR PHOENIX-EUCLID MARKET NEUTRAL FUND


1.   To amend the fundamental investment                   For               Against             Abstain
     restriction regarding concentration.                  [ ]               [ ]                 [ ]

2.   To amend the fundamental investment                   For               Against             Abstain
     restriction regarding diversification.                [ ]               [ ]                 [ ]

3.   To amend the fundamental restriction                  For               Against             Abstain
     regarding investing in real estate.                   [ ]               [ ]                 [ ]

4.   To amend the fundamental investment                   For               Against             Abstain
     restriction regarding lending                         [ ]               [ ]                 [ ]

5.   To amend the fundamental investment                   For               Against             Abstain
     restriction regarding the issuance of senior          [ ]               [ ]                 [ ]
     securities.

6.   To amend the fundamental investment                   For               Against             Abstain
     restriction regarding underwriting                    [ ]               [ ]                 [ ]

7.   To amend the fundamental investment                   For               Against             Abstain
     restriction regarding investing in                    [ ]               [ ]                 [ ]
     commodities.

8.   To amend the fundamental investment                   For               Against             Abstain
     restriction regarding borrowing.                      [ ]               [ ]                 [ ]

9.   To ratify the selection of                            For               Against             Abstain
     PricewaterhouseCoopers LLP as auditors.               [ ]               [ ]                 [ ]



     TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

     NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A

MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

     THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.

     ---------------------------------------------------------------------------
     Signature (PLEASE SIGN WITHIN BOX)                 Date

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     Signature (Joint Owners)                           Date